SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                              ___________________


       Date of Report (Date of earliest event reported) October 31, 1997

                          BIOCONTROL TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


         Pennsylvania                 0-10822                25-1229323
(State of other jurisdiction  (Commission File Number)     (IRS Employer
      of incorporation)                                 Identification No.)


              300 Indian Springs Road, Indiana, Pennsylvania 15701
              (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code (412) 349-1811


        _________________________________________________________________
                        (Former name or former address,
                         if changes since last report.)


Item 1.	Change in Control of Registrant.
	Not applicable.

Item 2.	Acquisition or Disposition of Assets.
	Not applicable.

Item 3.	Bankruptcy or Receivership.
	Not applicable.

Item 4.	Changes in Registrant's Certifying Accountant
	Not applicable.

Item 5.	Other Events.
	On October 31, 1997, Biocontrol Technology, Inc. (NASDAQ:BICO) announced today that in mid-November its subsidiary, Diasense, Inc., will commence shipping its
Diasensor 1000 noninvasive glucose sensors for sale in Manila, Philippines.
Along with the sensors, Biocontrol expects to send to Manila a medical team to facilitate the startup. Biocontrol further announced that a meeting with the
Food and Drug Administration (FDA) was held earlier this week.  Helpful additional insight was gained and will be incorporated into the Company's submission which the Company continues to work on and will submit as soon as possible.

Item 6.	Resignation of Registrant's Directors.
	Not Applicable

Item 7.	Financial Statement, Pro Forma Financial Information and Exhibits.

	(a) 	Financial Statements and Businesses Acquired - Not Applicable.

	(b)	Pro Forma Financial Information - Not Applicable.

	(c) 	Exhibits-Press Release

SIGNATURES

	Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

	                                    BIOCONTROL TECHNOLOGY, INC.



	                                    by 	/s/ Fred E. Cooper, CEO
DATED:  October 31, 1997

BICO
BIOCONTROL TECHNOLOGY, INC
2275 Swallow Hill Road, Building 2500
Pittsburgh, PA  15220
Press Release
Release:  Immediate
For More Information, Call:
Investors 					        Media
Diane McQuaide                                          Susan Taylor
1.412.429.0673  phone                                   1.412.279.9455 phone
1.412.279.9690  fax                                     1.412.279.9447 fax

                BIOCONTROL TO BEGIN SALES OF THE DIASENSOR 1000

	Pittsburgh, PA, October 31, 1997 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that in mid-November its subsidiary, Diasense, Inc., will commence shipping its Diasensor 1000 noninvasive glucose sensors for sale in Manila, Philippines. An agreement with an established Philippine company that will act as distributor and service agent is being finalized. Along with the sensors, Biocontrol expects to send to Manila a medical team to facilitate the startup. Manila has been targeted at this time because of strong interest in, and commitment to, sales of the Diasensor 1000 in a market of 13 million people. Biocontrol is also currently investigating the possibility of setting up a manufacturing facility in the Philippines to reduce production and distribution costs to that part of the world. Biocontrol further announced that a meeting with the Food and Drug Administration
        (FDA) was held earlier this week. Helpful additional insight was gained and will be incorporated into the Company's submission which the Company continues to work on and will submit as soon as possible. Without the need to finger prick, the Diasensor 1000 measures blood glucose using near-infrared technology.

        Biocontrol Technology, Inc. has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products.